UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 4, 2020
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Sinclair Broadcast Group, Inc. (the “Company”) was held on June 4, 2020.  At the meeting, four items, as set forth in the Proxy Statement, were submitted to the shareholders for a vote.

Proposal 1: Election of Directors

In response to Proposal 1, the shareholders elected all persons nominated for directors as set forth in the Proxy Statement, for a term expiring at the next annual shareholders meeting in 2021 or until their respective successors have been elected and qualified.  The table below sets forth the results of the voting for nominated directors:

Election of Directors	For	Against or Withheld	Broker Non-Votes
David D. Smith	274,233,868	17,491,726	10,139,550
Frederick G. Smith	274,529,193	17,196,401	10,139,550
J. Duncan Smith	274,530,167	17,195,427	10,139,550
Robert E. Smith	264,324,151	27,401,443	10,139,550
Howard E. Friedman	283,411,821	8,313,773	10,139,550
Daniel C. Keith	282,938,767	8,786,827	10,139,550
Martin R. Leader	283,165,040	8,560,554	10,139,550
Benson E. Legg	283,661,687	8,063,907	10,139,550
Lawrence E. McCanna	281,059,381	10,666,213	10,139,550

Proposal 2: Ratification of Independent Registered Public Accounting Firm

In response to Proposal 2, the shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020.  The table below sets forth the results of the voting for the ratification of PricewaterhouseCoopers LLP:

For	Against	Abstain	Broker Non-Votes
301,365,340	485,579	14,225	—

Proposal 3: A Non-Binding Advisory Vote on Executive Compensation

In response to Proposal 3, the shareholders approved the Company's executive compensation, in a non-binding vote.  The table below sets forth the results of the voting for the executive compensation:

For	Against	Abstain	Broker Non-Votes
285,978,001	5,350,905	396,688	10,139,550

Proposal 4: Shareholder Proposal Relating to the Voting Basis Used in the Election of the Board of Directors

In response to Proposal 4, the shareholders did not ratify the Shareholder Proposal Relating to the Voting Basis Used in the Election of the Board of Directors. The table below sets forth the results of the voting on the Shareholder Proposal Relating to the Voting Basis Used in the Election of the Board of Directors:

For	Against	Abstain	Broker Non-Votes
37,366,168	254,078,346	281,080	10,139,550

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer / Corporate Controller
Dated: June 4, 2020